Exhibit 99.1

Triad Hospitals, Inc.

LETTER OF TRANSMITTAL

for Tender of all Outstanding

7% Senior Subordinated Notes due 2013

in exchange for

7% Senior Subordinated Notes due 2013

which have been registered under the Securities Act of 1933

Pursuant to the Prospectus dated [•], 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON [•], 2004, UNLESS THE EXCHANGE OFFER IS EXTENDED.

To: Citibank, N.A. (the “Exchange Agent”)

By Registered or Certified Mail: Citibank, N.A. Citibank Agency and Trust 111 Wall Street, 15th Floor Zone 8 New York, New York 10043	By Hand: Citibank, N.A. Agency and Trust Window 111 Wall Street, 15th Floor New York, New York 10043	By Courier: Citibank, N.A. Citibank Agency and Trust 111 Wall Street, 15th Floor Zone 8 New York, New York 10043

Facsimile for Eligible Institutions:

(212) 657-1020

Attention: Customer Service

To Confirm by Telephone:

(800) 422-2066

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF OLD NOTES (AS DEFINED BELOW) AND THE LETTER OF TRANSMITTAL FOR YOUR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT YOUR ELECTION AND RISK. INSTEAD OF DELIVERY BY MAIL, HAND DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. THE LETTER OF TRANSMITTAL OR OLD NOTES SHOULD NOT BE SENT TO THE COMPANY. YOU MAY REQUEST YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, OR NOMINEE TO EFFECT THE ABOVE TRANSACTIONS FOR YOU. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that he or she has received the Prospectus, dated [•], 2004 (the “Prospectus”) of Triad Hospitals, Inc., a company incorporated under the laws of Delaware (the “Company”), and this letter of transmittal and the instructions hereto (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of each of its 7% Senior Subordinated Notes due 2013 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended

(the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of each of its outstanding 7% Senior Subordinated Notes due 2013 (the “Old Notes”), of which $600,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term “Expiration Date” shall mean 5:00 p.m., New York City time, on [•], 2004, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

This Letter of Transmittal is to be completed by a holder of Old Notes if either (a) a tender of Old Notes is to be made by book-entry transfer to the account of the Exchange Agent at The Depository Trust Company (“DTC”), pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering—Certificated Old Notes” and an agent’s message, as defined below, is not delivered or (b) certificates for such Old Notes are to be forwarded herewith. Certificates or Book-Entry Confirmation of the transfer of Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. In connection with any tender of Old Notes by book-entry transfer, an agent’s message may be delivered as part of the Book-Entry Confirmation in lieu of this Letter of Transmittal. The term “Book-Entry Confirmation” means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message transmitted to the Exchange Agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder.

The term “Holder” as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by DTC who wishes to deliver such Old Notes by book-entry transfer through DTC. If your Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes, you should contact the registered holder promptly and instruct the registered holder to tender on your behalf. If you wish to tender on your own behalf, you must, prior to completing and executing the Letter of Transmittal and delivering your Old Notes, either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

All Holders who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or by mail or otherwise to the address set forth above, or transmit an agent’s message; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures” in the Prospectus. (See Instruction 2).

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange, validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. (See Instruction 12).

Holders who wish to accept the Exchange Offer and tender their Old Notes must complete this Letter of Transmittal in its entirety and comply with all of its terms.

By crediting the Old Notes to the Exchange Agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Old Notes, including by the transmission of an agent’s message, the holder of Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of each of the 7% Senior Notes due 2013. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF 7% SENIOR SUBORDINATED NOTES DUE 2013

Box I

Name(s) and Address(es) of Registered Holder(s)* (Please fill in, if blank)

	(A)	(B)
	Certificate Number(s)*	Aggregate Principal Amount Tendered (if less than all)**

Total Principal Amount of Old Notes Tendered

*	Need not be completed by book-entry Holders.
**	Need not be completed by Holders who wish to tender with respect to all Old Notes listed.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Box II	Box III

SPECIAL REGISTRATION INSTRUCTIONS (See Instructions 4, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be delivered to someone other than the undersigned.

Issue certificate(s) to: Name (Please Print) (Please Print) Address (Including Zip Code) (Taxpayer Identification or Social Security Number of person named above)	Deliver certificate(s) to: Name (Please Print) (Please Print) Address (Including Zip Code) (Taxpayer Identification or Social Security Number of person named above)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

☐	CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution                                          ☐ The Depository Trust Company

Account Number

Transaction Code Number

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” (See Instruction 2).

☐	CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, it represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Company, the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Old Notes, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon existing interpretations of the staff of the Securities and Exchange Commission, as described in several no-action letters to other issuers in similar exchange offers, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

The undersigned hereby acknowledges that (1) if the undersigned is a broker-dealer, such broker-dealer may not participate in the Exchange Offer unless it meets the eligibility requirements set forth in the Exxon Capital line of no-action letters of the SEC—specifically, the requirements that such broker-dealer (a) shall have acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (b) shall not have entered into any arrangement or undertaking with the Company to distribute the Exchange Notes—and that, in the event such broker-dealer meets the eligibility requirements set forth in the Exxon Capital line of no-action letters, such broker-dealer must comply with the prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and (2) any holder of Old Notes may not, under SEC policy as in effect on                             , use the Exchange Offer to participate in a distribution of the Exchange Notes.

The undersigned represents and warrants that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled “Special Delivery Instructions” above) (the “Recipient”), (ii) neither the undersigned nor the Recipient (if different) has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes within the meaning of the Securities Act, (iii) neither the undersigned nor the Recipient (if different) is an “affiliate” of the Company or any Guarantor as defined in Rule 405 under the Securities Act (or, if the undersigned or such Recipient is an “affiliate” of the Company or any Guarantor, that the undersigned or such Recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable), and (iv) the undersigned or the Recipient (if different) will comply with all transfer restrictions that continue to apply to the Exchange Notes. If the undersigned or the Recipient (if different) is not a broker-dealer, the undersigned or the Recipient further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or the Recipient (if different) is a broker-dealer, the undersigned or the Recipient further (x) represents that it will acquire Exchange Notes for its own account, and that it acquired Old Notes for its own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any “affiliate” of the Company or any Guarantor (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering Holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when such Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

The undersigned understands that the Company may accept the undersigned’s tender by delivering oral or written notice of acceptance to the Exchange Agent, at which time the undersigned’s right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Old Notes accrued through the date of issuance of the Exchange Notes.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), at the Company’s cost, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under “Special Registration Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s), unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the “Special Registration Instructions” or “Special Delivery Instructions” to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

Holders who wish to tender the Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) the procedure for book-entry transfer cannot be completed prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” See Instruction 1 regarding the completion of the Letter of Transmittal.

PLEASE SIGN HERE WHETHER OR NOT

OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

AND WHETHER OR NOT TENDER IS TO BE MADE

PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

This Letter of Transmittal must be signed by the registered Holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. (See Instruction 6).

X	Date

X Signature(s) of Holder(s) or Authorized Signatory	Date

Name(s):	Address:

Name(s): (Please Print)	Address: (including Zip Code)

Capacity:	Area Code and Telephone Number:

Social Security or Taxpayer Identification No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

Box IV

SIGNATURE GUARANTEE (See Instruction 1)

Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled “Special Registration Instructions” or the box entitled “Special Delivery Instructions” or (b) such Old Notes are tendered for the account of an Eligible Institution. (See Instruction 6). Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 as amended (each an “Eligible Institution”) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Old Notes. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, hand delivery service is recommended. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. The Letter of Transmittal or Old Notes should not be sent to the Company. You may request your broker, dealer, commercial bank, trust company, or nominee to effect the above transactions for you. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended.

The Exchange Agent will make a request to establish an account with respect to the Old Notes at DTC for purposes of the Exchange Offer promptly after the date of this Prospectus, and any financial institution that is a participant in DTC’s system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent’s account at DTC in accordance with the DTC’s Automated Tender Offer Program procedures for transfer.

A Holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

This Letter of Transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See

“The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) stating the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof) or agent’s message, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the new note, all in the manner provided in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” Any Holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes, the Company’s acceptance of which would, in the judgment of the Company or the judgment of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company’s satisfaction or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company’s determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule attached to this Letter of Transmittal.

4. Tender by Holder. Only a Holder may tender its Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered Holder or properly endorsed certificates representing such Old Notes.

5. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled “Description of 7% Senior

Subordinated Notes due 2013” above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the “Special Delivery Instructions” box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

6. Return of Unexchanged Old Notes. If any tendered Old Notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned, or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

7. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s), the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) and the certificate or certificates for Exchange Notes issued in exchange for the tendered Old Notes is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders the Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

8. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may instruct that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Old Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated on page [•] above maintained at DTC. (See Instruction 6).

9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under “The Exchange Offer—Solicitation of Tenders; Fees and Expenses.”

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions of the Exchange Offer in the case of any Old Notes tendered.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Old Notes Tendered	Old Notes Accepted

Date Received	Accepted by	Checked by
Delivery Prepared by	Checked by	Date

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, reportable payments made to Holders of Exchange Notes may be subject to backup withholding. To avoid such backup withholding, each tendering Holder (or other payee) must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute W-9 if Exchange Notes are to be held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain persons (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt persons should indicate their exempt status on Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such person must submit an IRS form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent.

A person’s failure to complete the Substitute Form W-9 will not, by itself, cause such person’s Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any reportable payments made to such person. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of U.S. federal income tax withheld. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is furnished to the IRS. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYOR’S NAME: Citibank, N.A.

SUBSTITUTE Form W-9	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part III—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien); and

(4)    All information provided in this form is true, correct and complete.

SIGNATURE: DATE:

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature:                                                                                                                Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payor.

For this type of account:	Give the SOCIAL SECURITY NUMBER of:	For this type of account:	Give the EMPLOYER IDENTIFICATION NUMBER of:

1.  Individual

2.  Two or more individuals (joint account)

3.  Custodian account of a minor (Uniform Gift to Minors Act)

4.  (a)The usual revocable savings trust account (grantor is also trustee)

(b)    So-called trust account that is not a legal or valid trust under State law

5.  Sole proprietorship

The individual The actual owner of the account or, if combined funds, the first individual on the account(1) The minor(2) The grantor-trustee(l) The actual owner(1) The owner(3)

6.  Sole proprietorship

7.  A valid trust, estate, or pension trust

8.  Corporate

9.  Association, club, religious, charitable, educational, or other tax-exempt organization

10.  Partnership

11.  A broker or registered nominee

12.  Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments

The owner(3) The legal entity(4) The corporation The organization The partnership The broker or nominee The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s Social Security Number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security Number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may either use your Social Security Number or Employer Identification Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration office or the Internal Revenue Service or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on payments made to the following payees:

•	An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
•	The United States or any of its agencies or instrumentalities.
•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
•	A foreign government or any of its political subdivisions, agencies or instrumentalities.
•	An international organization or any of its agencies, or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	A trust exempt from tax under Section 664 or described in Section 4947.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) distribution made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct Taxpayer Identification Number to the payor.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. CHECK THE BOX ON THE FACE OF THE FORM IN PART 2, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Internal Revenue Code.

Privacy Act Notice—Section 6109 of the Internal Revenue Code requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a certain percentage (currently 28%) of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty For Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.